SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
June 30, 2004

GREENWICH CAPITAL ACCEPTANCE, INC. (as Depositor under the Pooling and Servicing Agreement, dated as of June 1, 2004, providing for the issuance of Thornburg Mortgage Securities Trust 2004-2, Mortgage Loan Pass-Through Certificates, Series 2004-2)

Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-111379-01	06-1199884

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

600 Steamboat Road
Greenwich, CT		06830

(Address of Principal		(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code: (203) 625-2700

No Change

(Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events

     The Registrant registered issuances of Thornburg Mortgage Securities Trust Mortgage Loan Pass-Through Certificates, Series 2004-2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-111379-01) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued in aggregate principal amount of $1,071,093,100 the Class A-1, Class A-2, Class A-3, Class A-4, Class A-X, Class B-1, Class B-2, Class B-3 and Class A-R, Thornburg Mortgage Securities Trust 2004-2, Mortgage Loan Pass-Through Certificates, Series 2004-2 (the “Public Certificates”) on June 30, 2004. The Public Certificates were offered pursuant to the definitive Prospectus, dated April 23, 2004, as supplemented by the Prospectus Supplement, dated June 23, 2004 (the “Prospectus Supplement”), a form of which was filed as an exhibit to the Registration Statement.

     This Current Report on Form 8-K includes a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates. The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of June 1, 2004, among Greenwich Capital Acceptance, Inc., as depositor, Deutsche Bank Trust Company Delaware, as Delaware trustee, Deutsche Bank National Trust Company, as trustee, Thornburg Mortgage Home Loans, Inc., as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator. The “Certificates” consist of the following classes: Class A-1, Class A-2, Class A-3, Class A-4, Class A-X, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class A-R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of hybrid and adjustable rate, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $1,079,188,685 as of June 1, 2004, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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     Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

4.1	Pooling and Servicing Agreement, dated as of June 1, 2004, among Greenwich Capital Acceptance, Inc., as depositor, Deutsche Bank Trust Company Delaware, as Delaware trustee, Deutsche Bank National Trust Company, as trustee, Thornburg Mortgage Home Loans, Inc., as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator.

4.2	Mortgage Loan Purchase Agreement, dated as of June 1, 2004, between Thornburg Mortgage Home Loans, Inc., as seller, and Greenwich Capital Acceptance, Inc., as purchaser.

99.1	(a) Servicing Agreement, dated as of March 1, 2002, among Thornburg, as seller and servicer and Wells Fargo, as master servicer, as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002, and (b) the Subservicing Acknowledgement Agreement, dated as of March 1, 2002, between Thornburg, as servicer, and Cenlar FSB, as sub-servicer (“Cenlar”), as amended by the Amendment to Subservicing Acknowledgement Agreement, dated as of December 1, 2002, including the related Transfer Notice, dated as of June 30, 2004, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar, as sub-servicer.

99.2	Auction Administration Agreement, dated as of June 30, 2004 between Greenwich Capital Derivatives, Inc. and Thornburg Mortgage Securities Trust 2004-2.

99.3	ISDA Master Agreement, Schedule to ISDA Master Agreement and confirmation, each dated as of June 30, 2004, between Greenwich Capital Derivatives, Inc. and Thornburg Mortgage Securities Trust 2004-2.

99.4	ISDA Master Agreement and Schedule to ISDA Master Agreement, each dated as of June 30, 2004 and amended cap agreement and amended confirmations, each dated as of July 6, 2004, each between Bear Stearns Financial Products Inc. and Thornburg Mortgage Securities Trust 2004-2.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,
By:	/s/ Shakti Radhakishun
	Name:	Shakti Radhakishun
	Title:	Vice President

Dated: June 30, 2004

EXHIBIT INDEX

Exhibit No.	Description
4.1	Pooling and Servicing Agreement, dated as of June 1, 2004, among Greenwich Capital Acceptance, Inc., as depositor, Deutsche Bank Trust Company Delaware, as Delaware trustee, Deutsche Bank National Trust Company, as trustee, Thornburg Mortgage Home Loans, Inc., as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator.

4.2	Mortgage Loan Purchase Agreement, dated as of June 1, 2004, between Thornburg Mortgage Home Loans, Inc., as seller, and Greenwich Capital Acceptance, Inc., as purchaser.

99.1	(a) Servicing Agreement, dated as of March 1, 2002, among Thornburg, as seller and servicer and Wells Fargo, as master servicer, as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002, and (b) the Subservicing Acknowledgement Agreement, dated as of March 1, 2002, between Thornburg, as servicer, and Cenlar FSB, as sub-servicer (“Cenlar”), as amended by the Amendment to Subservicing Acknowledgement Agreement, dated as of December 1, 2002, including the related Transfer Notice, dated as of June 30, 2004, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar, as sub-servicer.

99.2	Auction Administration Agreement, dated as of June 30, 2004 between Greenwich Capital Derivatives, Inc. and Thornburg Mortgage Securities Trust 2004-2.

99.3	ISDA Master Agreement, Schedule to ISDA Master Agreement and confirmation, each dated as of June 30, 2004, between Greenwich Capital Derivatives, Inc. and Thornburg Mortgage Securities Trust 2004-2.

99.4	ISDA Master Agreement and Schedule to ISDA Master Agreement, each dated as of June 30, 2004 and amended cap agreement and amended confirmations, each dated as of July 6, 2004, each between Bear Stearns Financial Products Inc. and Thornburg Mortgage Securities Trust 2004-2.

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